Accounting standards	12 Months Ended
Dec. 31, 2019
Accounting Standards [Abstract]
Accounting standards

3. Accounting standards

A. Changes in accounting policy

On January 1, 2019, Cameco adopted the new standard, IFRS 16, Leases (IFRS 16) and the interpretation, IFRIC 23, Uncertainty over Income Tax Treatments (IFRIC 23) as issued by the IASB.

i. Leases

IFRS 16 eliminates the dual model for lessees, which distinguishes between on-balance sheet finance leases and off-balance sheet operating leases. Instead, there is a single, on-balance sheet accounting model that is similar to finance lease accounting under IAS 17. Cameco adopted IFRS 16 using the modified retrospective approach which does not require comparative information to be restated. The following practical expedients were used during initial application:

•No reassessment of whether a contract is, or contains, a lease at the date of initial application. Contracts that were not identified as leases under IAS 17 and IFRIC 4 were not reassessed for whether there is a lease under IFRS 16;

•Reliance on an assessment under IAS 37 for onerous contracts as an alternative to performing an impairment review;

•No recognition of right-of-use assets and liabilities for leases for which the lease term ends within 12 months of the date of initial application or for leases of low value assets; and

•Use of hindsight when determining the lease terms.

When measuring lease liabilities for leases that were classified as operating, lease payments were discounted using Cameco’s incremental borrowing rate at January 1, 2019, which was 4.65%. Adoption of the standard did not have a material impact on the consolidated financial statements. See notes 8, 14 and 26.

ii. Income tax

IFRIC 23 provides guidance on the accounting for current and deferred tax liabilities and assets in circumstances in which there is uncertainty over income tax treatments. The adoption of the standard did not have a material impact on the financial statements: